Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aleris International, Inc. (the “Company”) on Form 10-Q for the quarterly and year to date period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Demetriou, Chairman of the Board and Chief Executive Officer of the Company, and I, Michael D. Friday, Executive Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN J. DEMETRIOU
Name:	Steven J. Demetriou
Title:	Chief Executive Officer and President (principal executive officer)

Date: November 13, 2007

/s/ MICHAEL D. FRIDAY
Name:	Michael D. Friday
Title:	Executive Vice President and Chief Financial Officer (principal financial officer)

Date: November 13, 2007